DEBT OBLIGATIONS (Tables)	3 Months Ended
Mar. 31, 2016
Senior Notes And Loans Tables [Abstract]
Schedule of senior notes and loans
NOTE 8—Debt obligations

Short-term debt is mainly comprised of current maturities of long term liabilities and convertible debentures.

Long-term debt includes the following:
	Weighted average interest rate as of March 31, 2016	Maturity	March 31, 2016	December 31, 2015

	%		(U.S. $ in millions)
Senior notes EUR 1,300 million	1.25%	2023	$1,462	$1,409
Senior notes EUR 1,000 million	2.88%	2019	1,132	1,092
Senior notes EUR 700 million	1.88%	2027	790	762
Senior notes USD 950 million	2.40%	2016	950	950
Senior notes USD 844 million	2.95%	2022	843	843
Senior notes USD 789 million	6.15%	2036	780	780
Senior notes USD 700 million	2.25%	2020	700	700
Senior notes USD 613 million	3.65%	2021	612	611
Senior notes USD 588 million	3.65%	2021	586	586
Senior notes CHF 450 million	1.50%	2018	466	455
Fair value hedge accounting adjustments			44	(10)

Total senior notes			8,365	8,178

Term loan JPY 65 billion	0.99%	2017	583	544
Term loan JPY 35 billion	1.42%	2019	311	290
Term loan JPY 35 billion	LIBOR +0.3%	2018	311	290
Other loans JPY 5 billion	1.67%	2016	-	39
Total loans			1,205	1,163

Debentures USD 15 million	7.20%	2018	15	15
Other	7.48%	2026	8	5
Total debentures and others			23	20

Less current maturities			(950)	(989)

Derivative instruments			-	11

Less debt issuance cost*			(24)	(25)

Total long-term debt			$8,619	$8,358

* In accordance with FASB guidance, effective January 1, 2016, some debt issuance costs are presented net of long-term debt. Prior periods were adjusted to conform with the guidance.